UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2021

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 21, 2021, Anthony T. Strianese, formerly the President of Wholesale Brokerage Segment of Brown & Brown, Inc. (the “Company”), was appointed to the position of Chairman – Wholesale Brokerage Segment of the Company.  He will continue to serve as an Executive Vice President of the Company.

A copy of the press release issued by the Company announcing the appointment of Mr. Strianese to the position of Chairman – Wholesale Brokerage Segment of the Company is included as Exhibit 99.1 to this Current Report on Form 8-K.

On January 22, 2021, Samuel P. Bell, III informed the Company that he will not stand for re-election at the Company's 2021 Annual Meeting of Shareholders. Mr. Bell’s decision not to stand for re-election was not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies and procedures.

In recognition of his long and distinguished service to the Company and to continue to benefit from his counsel following the end of his term on the Board, the Board has designated Mr. Bell as a director emeritus of the Company, effective immediately following the 2021 Annual Meeting of Shareholders. In his capacity as a director emeritus, Mr. Bell will be entitled to attend Board meetings in an advisory capacity but will not vote on Board matters. Mr. Bell will also be entitled to compensation and fees as may be deemed appropriate by the Company in view of Mr. Bell’s services to the Company.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release dated January 25, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2020

BROWN & BROWN, INC.

By:	/S/ Robert W. Lloyd
Robert W. Lloyd Executive Vice President, Secretary and General Counsel